UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2026
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00746	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 4, 2026, Main Street Capital Corporation (“Main Street”) held its 2026 annual meeting of stockholders
(the “Annual Meeting”). The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 90,104,831 shares of common stock outstanding on the record date, March 3, 2026. The common stockholders of Main Street voted on three matters at the Annual Meeting. The final voting results from the Annual
Meeting are as follows:
1.A proposal to elect each of the members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
J. Kevin Griffin	22,216,170	1,799,074	367,254	32,988,613
John E. Jackson	22,604,064	1,419,652	358,782	32,988,613
Brian E. Lane	22,135,027	1,890,258	357,213	32,988,613
Dunia A. Shive	23,065,204	914,188	403,106	32,988,613
Stephen B. Solcher	22,594,269	1,426,634	361,595	32,988,613
Vincent D. Foster	22,846,232	1,195,274	340,992	32,988,613
Dwayne L. Hyzak	23,629,816	400,265	352,417	32,988,613
2.A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions
56,331,550	451,015	588,546
3.A proposal to approve, on an advisory basis, the compensation of Main Street’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,130,409	2,360,700	891,389	32,988,613
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 6, 2026	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel